UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                  June 15, 2005



                                  ULTICOM, INC.
             (Exact name of registrant as specified in its charter)


             New Jersey                    0-30121             22-2050748
   (State or other jurisdiction of       (Commission        (I.R.S. Employer
   incorporation or organization)        File Number)       Identification No.)


  1020 Briggs Road, Mount Laurel, New Jersey                      08054
   (Address of principal executive offices)                     (Zip Code)


                                 (856) 787-2700
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 1.01.    Entry Into a Material Definitive Agreement.

           On February 10, 2005, the Board of Directors of Ulticom, Inc. (the "Company") approved and adopted, subject to approval by the Company's shareholders, the Company's 2005 Stock Incentive Compensation Plan (the "2005 Plan"). At the Annual Meeting held on June 15, 2005, the shareholders voted to approve the 2005 Plan.

           The 2005 Plan authorizes the grant of (i) incentive stock options,
(ii) non-qualified stock options, (iii) stock appreciation rights, (iv) restricted stock and (v) deferred stock. Awards may be granted alone or in tandem, and on such terms and conditions as the Stock Option Committee determines, subject to certain limitations contained in the 2005 Plan. The total number of shares of common stock available for awards under the 2005 Plan is currently 1,000,000 shares, which may consist of authorized and unissued shares or treasury shares. Employees or consultants of the Company or any of its subsidiaries or affiliates and non-employee directors of the Company selected by the Stock Option Committee are eligible to receive Awards under the 2005 Plan. The 2005 Plan became effective upon approval by the shareholders of the Company and will remain in effect until the earlier of June 15, 2015 or the date it is terminated by the Board.

           A copy of the 2005 Plan is attached hereto as Exhibit 10.1 and is hereby incorporated by reference.

Item 9.01.    Financial Statements and Exhibits.

(c)       Exhibits:

 10.1     Ulticom, Inc.'s 2005 Stock Incentive Compensation Plan, dated June 15,
          2005.










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
                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ULTICOM, INC.

                                          By:    /s/ Mark Kissman
                                                 -------------------------------
                                          Name:  Mark Kissman
                                          Title: Vice President of Finance and
                                                 Chief Financial Officer

Dated:  June 20, 2005













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
                                  EXHIBIT INDEX

Exhibit No.                          Description
-----------                          -----------

  10.1              Ulticom, Inc. 2005 Stock Incentive Compensation Plan, dated
                    June 15, 2005.













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